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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):   December 2, 1997


                         South Street Financial Corp.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



       North Carolina                0-21083              56-1973261
------------------------------     -----------        ------------------
(State or other jurisdiction       (Commission          (IRS Employer
     of incorporation)             File Number)      Identification No.)




                             155 West South Street
                        Albemarle, North Carolina 28001
                       --------------------------------
                   (Address of principal executive offices)



Registrant's telephone number, including area code:  (704) 982-9184




                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events

     On December 2, 1997, the Board of Directors of South Street Financial Corp.
declared a special one-time cash dividend of $6.00 for each share of the Company's issued and outstanding common stock to be paid on January 8, 1998 to shareholders of record on December 17, 1997. The Company anticipates that the dividend will be considered a return of capital and as such would be viewed as a reduction in the cost basis of each share of the Company's common stock and would not be subject to income tax as a dividend to shareholders. A copy of the press release announcing the special dividend is attached as Exhibit (99) (a) hereto and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

         (99)(a)  Press Release.
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                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SOUTH STREET FINANCIAL CORP.



Date: December 2, 1997               By: /s/ Carl M. Hill
                                         ---------------------------------------
                                             Carl M. Hill, President and
                                                Chief Executive Officer
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                                 EXHIBIT INDEX

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

     Exhibit No.      Description
     -----------      -----------
      (99)(a)         Press Release dated
                      December 2, 1997
